Bringing the Transformative Power of Synthetic Biology to Medicine Q2 Financial Results & Business Update 12 August 2021 Exhibit 99.2

Forward Looking Statements This presentation contains “forward-looking statements” that involve substantial risks and uncertainties for purposes of the safe harbor provided by the Private Securities Litigation Reform Act of 1995. All statements, other than statements of historical facts, included in this presentation regarding strategy, future operations, future financial position, future revenue, projected expenses, prospects, plans and objectives of management are forward-looking statements. In addition, when or if used in this presentation, the words “may,” “could,” “should,” “anticipate,” “believe,” “estimate,” “expect,” “intend,” “plan,” “predict” and similar expressions and their variants may identify forward-looking statements. Examples of forward-looking statements include, but are not limited to, the approach we are taking to discover and develop novel therapeutics using synthetic biology; statements regarding the potential of our platform to develop therapeutics to address a wide range of diseases, including: metabolic diseases, inflammatory and immune disorders, and cancer; the future clinical development of Synthetic Biotic medicines; the potential of our technology to treat phenylketonuria and cancer; the expected timing of our anticipated clinical trial initiations and availability of clinical data; the benefit of orphan drug and fast track status; the adequacy of our capital to support our future operations and our ability to successfully initiate and complete clinical trials; the results of our collaborations; and the difficulty in predicting the time and cost of development of our product candidates. Actual results could differ materially from those contained in any forward-looking statement as a result of various factors, including, without limitation: the uncertainties inherent in the preclinical development process; our ability to protect our intellectual property rights; and legislative, regulatory, political and economic developments, as well as those risks identified under the heading “Risk Factors” in our filings with the SEC. The foregoing review of important factors that could cause actual events to differ from expectations should not be construed as exhaustive and should be read in conjunction with statements that are included herein and elsewhere, including the risk factors included in our quarterly report on Form 10-Q filed with the SEC on August 12, 2020, and in any subsequent filings we make with the SEC. The forward-looking statements contained in this presentation reflect our current views with respect to future events. We anticipate that subsequent events and developments will cause our views to change. However, while we may elect to update these forward-looking statements in the future, we specifically disclaim any obligation to do so. These forward-looking statements should not be relied upon as representing our view as of any date subsequent to the date hereof.

© 2020 SYNLOGIC. QU©AR2T0E1R9LYSYRNELSOUGLTICS.. AALLLL RRIIGGHHTTSS RREESSEERRVVEEDD.. || 33 Opening Remarks Dr. Aoife Brennan MB CHB President & CEO

Clinical proof of concept data expected across multiple programs in 2021

Metabolic programs: Two PoC opportunities

Phenylketonuria (PKU)

Proof of mechanism demonstrated in Phase 1 with healthy volunteers

SYNB1618 Phase 2 SynPheny patient data expected second half of 2021

SYNB1934 Head to Head data with SYNB1618 in healthy volunteers expected second half of 2021

Enteric Hyperoxaluria

Proof of mechanism demonstrated by SYNB8802 in Phase 1A with dietary hyperoxaluria induced in healthy volunteers

Phase 1B patient data expected second half of 2021

Immunology

Solid Tumors

Monotherapy: target engagement, meaningful pharmaco-dynamic effects, good safety

Combination with anti-PDL1: ongoing

Inflammatory Bowel Disease

Advancing research collaboration with Roche on novel IBD target

Potential to demonstrate clinical benefit of the Synthetic Biotic platform in two high value indications in 2021 synlogic
© 2021 SYNLOGIC. QUARTERLY CALL. ALL RIGHTS RESERVED.
|4

Phenylketonuria (PKU) SYNB1618 Immuno-Oncology SYNB1891 Inflammatory Bowel Disease Enteric Hyperoxaluria SYNB8802 SYNB1618 Undisclosed Metabolic Program #1 Undisclosed Metabolic Program #2 PoC H2 ‘21 PoC H2 ‘21 Combo study late ‘21 Robust pipelines with meaningful catalysts Metabolic pipeline Metabolite consumption in the GI tract Immunology pipeline SYNB1934 Undisclosed IBD Program #1 Exploratory Preclinical IND-Enabling Studies Phase 1 Phase 2

© 2020 SYNLOGIC. QUARTERLY RESULTS. ALL RIGHTS RESERVED. | 9 Progress in Metabolic Programs Dr. David Hava, PhD Chief Scientific Officer

Phenylketonuria (PKU) Current and emerging treatment options leave many patients behind SYNB1618 demonstrates potential to lower Phe in PKU patients SYNB1618 Phase 2 Phe-lowering trial ongoing SYNB1934 Phase 1 study initiated

SYNB1618 & SYNB1934 Design

Component	Design
Therapeutic strategy	**Metabolite consumption:** Built from Synthetic Library Specifically to Consume Phe
Bacterial Chassis	***E. coli*** **Nissle**
Effector(s)	***SYNB1618: Wild Type*** **PAL3 Enzyme** ***SYNB1934*****: Evolved PAL3 Enzyme** Degrades Phe to TCA (measurable biomarker of activity)
	LAAD **Enzyme:** Alt. Phe-consuming pathway
Pump	***PheP:*** Pumps Phe into cell
Switch	**SYNB1618: FNR & AraC promoters** **SYNB1934: Ptac** Control gene expression
Safety Features	***Δ dap:*** Auxotrophy – requires diaminopimelic acid (DAP) to grow



Hippuric Acid (HA)
(TCA)
ΔdapA
PheP
Phenylalanine (Phe)
PAL3
P fnr
Phe
Trans-cinnamic acid (TCA)
LAAD
P araC
Phe
Phenylpyruvate (PP)
Phenyl-lactic Acid (PLA)

synlogic

© 2021 SYNLOGIC. QUARTERLY CALL. ALL RIGHTS RESERVED.
| 8

SYNB1934: An evolved strain with potential for improved Phe-lowering Directed Evolution Non-Human Primates: Biomarker of Phe-Consumption

SynPheny POC Study in PKU Study powered for 20% reduction in labelled plasma Phe, providing clinically meaningful endpoint for patients without other treatment options Reduction in labelled plasma Phe after a meal challenge, not influenced by diet Reduction in fasting plasma Phe (on treatment relative to baseline, holding diet steady) Consistency in response: Responder population or consistent response across subjects Learning opportunities in SynPheny

PKU Portfolio: Data Catalysts Most compelling clinical profile will be taken forward into late phase development for PKU H2 2021 SYNB1618 SYNB1934

Enteric Hyperoxaluria (HOX) Enteric Hyperoxaluria results in significant, irreversible, and progressive kidney damage SYNB8802 proof of mechanism established: potential for best-in-class urinary oxalate lowering Proof of concept on track for 2021 data read out

The Enteric Hyperoxaluria Patient Experience Patients with underlying GI disorders faced with the burden of chronic and recurrent kidney stones High levels of pain No approved treatment options Risk of impaired kidney function Source: Patel et al, 2017; Synlogic market research “I would rather experience the pain of childbirth every year for the rest of my life than ever have one more stone.” - C., Female, 53 yrs. old, 7 stones 75,000 - 90,000 US patients with recurrent kidney stones have no available therapeutic options

Ph1 design provides POC opportunity in 2021

Phase 1A

Dietary Hyperoxaluria (Healthy Volunteers)

Multiple Ascending Dose

High oxalate & low calcium diet run-in

Induce dietary hyperoxaluria

N = 45 subjects

Endpoints

Primary:	Safety & tolerability
Secondary:	Microbial kinetics of strain
Exploratory:	(1) Plasma and urine biomarkers
	(2) Dose frequency assessment

Phase 1B

Enteric Hyperoxaluria Patients

Cross-over

Enteric Hyperoxaluria patients (Roux-en-Y population)

Three times/day (TID) dosing

N = 20 patients, baseline UOx >70 mg/day

Endpoints:

Primary:	Change in Urinary Oxalate
Secondary:	(1) Microbial kinetics of strain
	(2) Safety and tolerability

Dietary hyperoxaluria model is translationally relevant to patient population synlogic

© 2021 SYNLOGIC. QUARTERLY CALL. ALL RIGHTS RESERVED.
|14

SYNB8802 3e11 live cells dose advancing to Ph1B in patients LS mean change over Placebo, +/- 90% std error of measurement, all days; and 24hr UOx after 5 days of dosing, +/- 90% std error of measurement. 600mg daily oxalate. Change in UOx UOx Levels Clinically meaningful lowering of urinary oxalate demonstrated at a well tolerated dose Upper limit of normal

Opportunity for multiple clinically relevant outcomes in Phase1B Potential to demonstrate meaningful urinary oxalate lowering in patients with active disease Learning opportunities in Phase 1 SYNB8802 has established urinary oxalate lowering in dietary hyperoxaluria (HV) model Potential for urinary oxalate lowering in Enteric Hyperoxaluria population (Roux-en-Y) Degree of colonic activity of SYNB8802 and potential for less frequent dosing

Balance Sheet (unaudited) 30 June 2021 31 December 2020 Cash, Cash Equivalents, and Marketable Securities $115.5 M $100.4 M Statement of Operations (unaudited) 30 June 2021 30 June 2020 R&D Expenses $10.7 M $12.9 M G&A Expenses $4.1 M $3.5 M Net Loss $(14.5 M) $(15.5 M) Net loss per share – basic and diluted* $(0.28) $(0.44) Weighted Average Shares Outstanding* 52.0 M 34.9 M Three Months Ended * weighted average shares used in computing net loss per shares - basic and diluted Second Quarter, 2021 Summary Results

© 2020 SYNLOGIC. QU©AR2TE1R9LYSYRNELSOUGLTICS.. AALLLL RRIIGGHHTTSS RREESSEERRVVEEDD.. || 1414 Concluding Remarks Dr. Aoife Brennan MD CHB President & CEO

Synlogic is entering a data rich period in the clinic Robust portfolio with significant clinical readouts in 2021 H1 2021 H2 2021 PKU Immuno-Oncology SYNB1891 Ph1 Arm 2 combination read-out SYNB1618 Ph2 SynPheny proof of concept read-out Enteric Hyperoxaluria SYNB8802 Ph1A study in HV read-out SYNB8802 Initiate Ph1B study in patients SYNB8802 Ph1B proof of concept read-out SYNB1934 Head to Head data in HV SYNB1934

Available For Questions Dave Hava, PhD Chief Scientific Officer Daniel Rosan Head of Finance & Investor Relations Aoife Brennan, MB ChB President & CEO Antoine Awad Chief Operating Officer